Exhibit 99.01

CONTACTS:
	For Media Inquiries:	For Investor Inquiries:

	Jared Tipton Cepheid Corporate Communications Tel: (408) 400 8377 communications@cepheid.com	Jacquie Ross Cepheid Investor Relations Tel: (408) 400 8329 investor.relations@cepheid.com

Cepheid 904 Caribbean Drive Sunnyvale, CA 94089 Telephone: (408) 541 4191 Fax: (408) 541 4192

CEPHEID REPORTS FOURTH QUARTER AND FULL YEAR 2010 RESULTS

Record Fourth Quarter Revenue Driven by 44% Clinical Reagent Growth

SUNNYVALE, California, January 27, 2011 – Cepheid (Nasdaq: CPHD) today reported revenue for the fourth quarter of 2010 of $58.7 million. Net income was $1.3 million, or $0.02 per fully diluted share, which compares to revenue of $49.2 million and a net loss of $4.3 million, or $(0.07) per share, in the fourth quarter of fiscal 2009. Excluding amortization of purchased intangible assets and stock compensation expenses, non-GAAP net income for the fourth quarter of fiscal 2010 was $6.1 million, or $0.09 per fully diluted share. This compares to a non-GAAP net income of $0.3 million, or $0.01 per fully diluted share, in the fourth quarter of fiscal 2009.

Fiscal 2010 Overview

For the full fiscal year ended December 31, 2010, Cepheid reported revenue of $212.5 million which compares to revenue of $170.6 million in 2009. Net loss for the full year was $5.9 million, or $(0.10) per share, which compares to a net loss of $22.5 million, or $(0.39) per share, in 2009. Excluding amortization of purchased intangible assets and stock compensation expenses, non-GAAP net income for the full year was $12.5 million, or $0.20 per fully diluted share. This compares to a non-GAAP net loss, which excludes amortization of purchased intangible assets, stock compensation expenses and restructuring expenses, of $5.0 million, or $(0.09) per share, for the full year 2009.

“As we enter 2011, awareness of Cepheid’s technology leadership and the unique capabilities of our GeneXpert® system has never been higher, with more than 1,800 systems placed globally and our broadest test menu ever,” said John Bishop, Cepheid’s Chief Executive Officer. “Strong market adoption of our growing Xpert® test menu was a significant driver for our success in 2010 and is expected to continue in 2011.”

Operational Overview

•

Fourth quarter of fiscal 2010 Clinical sales of $46.4 million grew 30% from $35.6 million in the fourth quarter of 2009, and total fourth quarter of fiscal 2010 product sales of $56.2 million grew 17% from the same quarter a year ago. For the full year 2010, total Clinical sales of $162.5 million grew 40% from $115.9 million reported for the full year 2009. By industry, product sales were, in millions:

	Three Months Ended December 31,			Full Year Ended December 31,
	2010	2009	Change	2010	2009	Change
Clinical Systems	$9.6	$10.0	-4%	$31.3	$26.2	19%
Clinical Reagents	36.8	25.6	44%	131.2	89.7	46%

Total Clinical	46.4	35.6	30%	162.5	115.9	40%
Industrial	4.1	6.1	-33%	18.1	19.2	-5%
Biothreat	4.7	5.1	-8%	22.2	24.8	-10%
Partner	1.0	1.4	-29%	4.1	5.3	-23%

Total Product Sales	$56.2	$48.2	17%	$206.9	$165.2	25%

•	By geography, product sales were, in millions:

	Three Months Ended December 31,			Full Year Ended December 31,
	2010	2009	Change	2010	2009	Change
North America
Clinical	$35.8	$27.1	32%	$127.3	$88.5	44%
Other	8.1	9.1	-11%	37.4	40.3	-7%

Total North America	43.9	36.2	21%	164.7	128.8	28%

International
Clinical	10.6	8.5	26%	35.2	27.4	29%
Other	1.7	3.5	-51%	7.0	9.0	-22%

Total International	12.3	12.0	3%	42.2	36.4	16%

Total Product Sales	$56.2	$48.2	17%	$206.9	$165.2	25%

•

During the fourth quarter of fiscal 2010, Cepheid placed a total of 130 GeneXpert systems and 793 modules. For the full year 2010, 485 GeneXpert systems and 2,614 modules were installed. As of December 31, 2010, a cumulative total of 1,860 GeneXpert systems and 10,167 modules have been placed worldwide.

•	Cash and cash equivalents were $79.5 million as of December 31, 2010.

•	DSO was 43 days.

Business Outlook

For the fiscal year ending December 31, 2011, the Company expects:

•	Total revenue to be in the range of $245 to $255 million;

•	Net income ranging from a loss of $(0.01) to net income of $0.04 per share;

•	Non-GAAP net income in the range of $0.30 to $0.35 per share.

Expected non-GAAP net income excludes approximately $18.5 million related to stock compensation expense and approximately $2 million related to the amortization of acquired intangibles. The fully diluted share count for the year is expected to be approximately 66 million and basic share count is expected to be approximately 61 million.

Accessing Cepheid’s Fourth Quarter and Full Year 2010 Results Conference Call

The company will host a management presentation at 2 p.m. Pacific Time on Thursday, January 27, 2011, to discuss the results. To access the live webcast, please visit Cepheid’s website at www.cepheid.com/investors at least 15 minutes before the scheduled start time to download any necessary audio or plug-in software. A replay of the webcast will be available shortly following the call and will remain available for at least 90 days.

Interested participants and investors may also listen to the live teleconference call by dialing (866) 770-7146 or (617) 213-8068, and entering participant code 12255941. A replay will be available for seven days beginning at 4 p.m. Pacific Time. Access numbers for this replay are (888) 286-8010 or (617) 801-6888, with passcode 33375156.

About Cepheid

Based in Sunnyvale, Calif., Cepheid (Nasdaq: CPHD) is a leading molecular diagnostics company that is dedicated to improving healthcare by developing, manufacturing, and marketing accurate yet easy-to-use molecular systems and tests. By automating highly complex and time-consuming manual procedures, the company’s solutions deliver a better way for institutions of any size to perform sophisticated genetic testing for organisms and genetic-based diseases. Through its strong molecular biology capabilities, the company is focusing on those applications where accurate, rapid, and actionable test results are needed most, such as managing infectious diseases and cancer. For more information, visit http://www.cepheid.com.

Use of Non-GAAP Measures

The company has supplemented its reported GAAP financial information with non-GAAP measures that do not include employee share-based compensation expense and amortization of purchased intangible assets and restructuring charges. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP. The company’s management uses the non-GAAP information internally to evaluate its ongoing business, continuing operational performance and cash requirements, and believes these non-GAAP measures are useful to investors as they provide a basis for evaluating the company’s cash requirements and additional insight into the underlying operating results and the company’s ongoing performance in the ordinary course of its operations.

These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with its results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures.

As described above, the company excludes the following items from one or more of its non-GAAP measures when applicable:

Employee stock-based compensation expense. These expenses consist primarily of expenses for employee stock options and employee restricted stock under ASC 718 (formerly SFAS 123(R)). The company excludes employee stock-based compensation expenses from its non-GAAP measures primarily because they are non-cash expenses that the company does not believe are reflective of ongoing operating results. Further, as the company applies ASC 718, it believes that it is useful to investors to understand the impact of the application of ASC 718 on its results of operations.

Amortization of purchased intangible assets. The company incurs amortization of purchased intangible assets in connection with acquisitions. The company excludes these items because these expenses are not reflective of ongoing operating results in the period incurred. These amounts arise from the company’s prior acquisitions and have no direct correlation to the operation of the company’s business.

Forward-Looking Statements

This press release contains forward-looking statements that are not purely historical regarding Cepheid’s or its management’s intentions, beliefs, expectations and strategies for the future, including those relating to potential growth particularly in the clinical market, demand for certain products, future revenues and future net income/loss, including on a non-GAAP basis. Because such statements deal with future events, they are subject to various risks and uncertainties, and actual results could differ materially from the company’s current expectations. Factors that could cause actual results to differ materially include risks and uncertainties such as those relating to: our success in increasing direct sales and the effectiveness of new sales personnel; the performance and market acceptance of new products; sufficient customer demand; our ability to develop and complete clinical trials successfully in a timely manner for new products; uncertainties related to the FDA regulatory and European regulatory processes; the level of testing at clinical customer sites; changes in the protocols or levels of testing for Healthcare Associated Infections (HAIs); the company’s ability to successfully introduce and sell products in clinical markets other than HAIs; the rate of environmental biothreat testing conducted by the USPS, which will affect the amount of consumable products sold to the USPS; unforeseen development and manufacturing problems; the potential need for additional intellectual property licenses for tests and other products and the terms of such licenses; lengthy sales cycles in certain markets; the company’s reliance on distributors in some regions to market, sell and support its products; the occurrence of unforeseen expenditures, acquisitions or other transactions; the impact of competitive products and pricing; the company’s ability to manage geographically-dispersed operations; and underlying market conditions worldwide. Readers should also refer to the section entitled “Risk Factors” in Cepheid’s Annual Report on Form 10-K, its most recent Quarterly Report on Form 10-Q, and its other reports filed with the Securities and Exchange Commission.

All forward-looking statements and reasons why results might differ included in this release are made as of the date of this press release, based on information currently available to Cepheid, and Cepheid assumes no obligation to update any such forward-looking statement or reasons why results might differ.

FINANCIAL TABLES FOLLOW

CEPHEID

CONDENSED CONSOLIDATED UNAUDITED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009

Revenues:
System sales	$13,200	$15,545	$46,416	$42,993
Reagent and disposable sales	42,969	32,694	160,460	122,192

Total product sales	56,169	48,239	206,876	165,185
Other revenues	2,557	965	5,592	5,442

Total revenues	58,726	49,204	212,468	170,627

Costs and operating expenses:
Cost of product sales	26,570	27,837	105,135	95,542
Collaboration profit sharing	1,093	1,653	6,806	8,200
Research and development	11,666	9,916	42,503	39,313
Sales and marketing	10,626	8,387	38,840	29,156
General and administrative	6,932	5,446	24,528	21,278
Gain from legal settlement	—	—	—	(243)
Restructuring charge	—	—	—	747

Total costs and operating expenses	56,887	53,239	217,812	193,993

Income (loss) from operations	1,839	(4,035)	(5,344)	(23,366)
Other income (expense), net	(346)	(223)	(992)	424

Income (loss) before benefit (provision) for income taxes	1,493	(4,258)	(6,336)	(22,942)
Benefit (provision) for income taxes	(148)	(24)	419	440

Net income (loss)	$1,345	$(4,282)	$(5,917)	$(22,502)

Basic net income (loss) per share	$0.02	$(0.07)	$(0.10)	$(0.39)

Diluted net income (loss) per share	$0.02	$(0.07)	$(0.10)	$(0.39)

Shares used in computing basic net income (loss) per share	60,413	58,596	59,712	58,206

Shares used in computing diluted net income (loss) per share	63,372	58,596	59,712	58,206

CEPHEID

CONDENSED CONSOLIDATED UNAUDITED BALANCE SHEETS

(in thousands)

	December 31, 2010	December 31, 2009
ASSETS
Current assets:
Cash and cash equivalents	$79,538	$35,786
Short-term investments	—	24,931
Accounts receivable, net	28,010	23,014
Inventory	37,598	38,015
Prepaid expenses and other current assets	4,138	2,421

Total current assets	149,284	124,167
Property and equipment, net	27,438	24,021
Other non-current assets	607	495
Intangible assets	24,688	30,817
Goodwill	18,594	18,626

Total assets	$220,611	$198,126

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$21,957	$22,068
Accrued compensation	12,594	8,869
Accrued royalties	7,994	12,929
Accrued other liabilities	1,288	1,800
Current portion of deferred revenue	8,207	2,923
Current portion of note payable	1,679	108
Bank borrowing	—	14,618

Total current liabilities	53,719	63,315
Long-term portion of deferred revenue	4,057	2,279
Note payable, less current portion	4,991	732
Other liabilities	4,182	4,234

Total liabilities	66,949	70,560

Shareholders’ equity:
Common stock	288,387	273,052
Additional paid-in capital	72,731	56,408
Accumulated other comprehensive income	726	371
Accumulated deficit	(208,182)	(202,265)

Total shareholders’ equity	153,662	127,566

Total liabilities and shareholders’ equity	$220,611	$198,126

CEPHEID

CONDENSED UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Year Ended December 31,
	2010	2009
Cash flows from operating activities:
Net loss	$(5,917)	$(22,502)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	9,326	8,808
Amortization of intangible assets	6,966	6,823
Amortization of prepaid compensation expense	—	147
Stock-based compensation related to employees and consulting services rendered	16,615	15,215
Write-offs of intangible assets	271	—
Unrealized gain on auction rate securities	(1,714)	(6,734)
Unrealized loss on put option	1,844	6,143
Deferred rent	85	(26)
Changes in operating assets and liabilities:
Accounts receivable	(4,394)	(4,062)
Inventory	124	(4,937)
Prepaid expenses and other current assets	(1,426)	2,059
Other non-current assets	(113)	425
Accounts payable and other current liabilities	(5,112)	10,753
Accrued compensation	3,726	949
Deferred revenue	7,062	615

Net cash provided by operating activities	27,343	13,676

Cash flows from investing activities:
Capital expenditures	(13,047)	(8,575)
Acquisition of leasehold improvements	125	—
Payments for technology licenses	(1,000)	(1,500)
Cost of acquisition, net	(1,300)	(148)
Proceeds from sales and maturities of marketable securities and short-term investments	24,800	200
Proceeds from the sale of fixed assets	138	20
Transfer to unrestricted cash	—	1,500

Net cash provided by (used in) investing activities	9,716	(8,503)

Cash flows from financing activities:
Net proceeds from the issuance of common shares and exercise of stock options and awards	15,334	6,061
Proceeds from bank borrowing	—	20
Proceeds from note payable	6,448	849
Principal payments of bank borrowing	(14,618)	(40)
Principal payments of notes payable	(618)	(9)

Net cash provided by financing activities	6,546	6,881

Effect of exchange rate change on cash	147	254

Net increase in cash and cash equivalents	43,752	12,308
Cash and cash equivalents at beginning of period	35,786	23,478

Cash and cash equivalents at end of period	$79,538	$35,786

CEPHEID

RECONCILIATION OF GAAP TO NON-GAAP MEASURES (UNAUDITED)

(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
Cost of product sales	$26,570	$27,837	$105,135	$95,542
Stock compensation expense	(687)	(682)	(2,522)	(2,411)
Amortization of purchased intangible assets	(394)	(324)	(1,422)	(1,296)

Non-GAAP measure of cost of product sales	$25,489	$26,831	$101,191	$91,835

Gross margin on product sales per GAAP	53%	42%	49%	42%
Gross margin on product sales per non-GAAP	55%	44%	51%	44%

Operating expenses	$29,224	$23,749	$105,871	$89,747
Stock compensation expense	(3,614)	(3,502)	(14,093)	(12,679)
Amortization of purchased intangible assets	(78)	(83)	(409)	(332)

Non-GAAP measure of operating expenses	$25,532	$20,164	$91,369	$76,736

Income (loss) from operations	$1,839	$(4,035)	$(5,344)	$(23,366)
Restructuring charge	—	—	—	747
Stock compensation expense	4,301	4,184	16,615	15,090
Amortization of purchased intangible assets	472	407	1,831	1,628

Non-GAAP measure of income (loss) from operations	$6,612	$556	$13,102	$(5,901)

Net income (loss)	$1,345	$(4,282)	$(5,917)	$(22,502)
Restructuring charge	—	—	—	747
Stock compensation expense	4,301	4,184	16,615	15,090
Amortization of purchased intangible assets	472	407	1,831	1,628

Non-GAAP measure of net income (loss)	$6,118	$309	$12,529	$(5,037)

Basic net income (loss) per share	$0.02	$(0.07)	$(0.10)	$(0.39)
Restructuring charge	—	—	—	0.01
Stock compensation expense	0.07	0.07	0.28	0.26
Amortization of purchased intangible assets	0.01	0.01	0.03	0.03

Non-GAAP measure of net income (loss)	$0.10	$0.01	$0.21	$(0.09)

Diluted net income (loss) per share	$0.02	$(0.07)	$(0.10)	$(0.39)
Restructuring charge	—	—	—	0.01
Stock compensation expense	0.06	0.07	0.27	0.26
Amortization of purchased intangible assets	0.01	0.01	0.03	0.03

Non-GAAP measure of net income (loss)	$0.09	$0.01	$0.20	$(0.09)

Shares used in computing basic net income (loss) per share	60,413	58,596	59,712	58,206
Incremental shares from the assumed conversion of dilutive stock options	4,326	2,758	3,875	—

Shares used in computing Non-GAAP diluted net income (loss) per share	64,739	61,354	63,587	58,206

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